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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 20, 2003




                           NEVADA GOLD & CASINOS, INC.
               (Exact Name of Registrant as Specified in Charter)


                                     NEVADA
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


              0-8927                                88-0142032
     -----------------------           -----------------------------------
    (Commission File Number)          (I.R.S. Employer Identification No.)


              3040 Post Oak Blvd., Suite 675, Houston, Texas 77056 (Address of principal executive offices including zip code)


                                 (713) 621-2245
              (Registrant's telephone number, including area code)

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.  Inapplicable.

(b)      Pro Forma Financial Information.  Inapplicable.

(c)      Exhibits

Exhibit Number             Exhibit Description

99.1                       Press Release dated June 19, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

Nevada Gold & Casinos, Inc. has reported its financial results for its fourth fiscal quarter ended March 31, 2003. The company's press release dated June 19, 2003 announcing the results is attached as Exhibit 99.1. All information in the press release is furnished but not filed. This information is being provided under Item 12.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NEVADA GOLD & CASINOS, INC.



                            By: /s/ Christopher C. Domijan
                                -----------------------------------------------
                                Christopher C. Domijan, Chief Financial Officer



DATE: June 27, 2003

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                                INDEX OF EXHIBITS



Exhibit Number             Description of Exhibit
--------------             ----------------------

99.1                       Press Release, dated June 19, 2003.